Washington Federal, Inc.
Fact Sheet
March 31, 2020
($ in Thousands)

					Exhibit 99.2

	As of 09/19		As of 12/19		As of 03/20
Loan Loss Reserve - Total	$138,434		$140,013		$148,001
General and Specific Allowance	131,534		132,513		139,501
Commitments Reserve	6,900		7,500		8,500
Allowance and Reserve as a % of Gross Loans	1.04%		1.04%		1.10%

	09/19 QTR	09/19 YTD	12/19 QTR	12/19 YTD	03/20 QTR	03/20 YTD
Loan Originations - Total	$1,074,715	$4,120,471	$1,371,315	$1,371,315	$1,236,664	$2,607,979
Single-Family Residential	153,535	547,057	167,144	167,144	149,076	316,220
Construction	342,212	1,271,167	432,444	432,444	338,748	771,192
Construction - Custom	138,848	457,328	123,986	123,986	117,313	241,299
Land - Acquisition & Development	27,383	123,758	40,692	40,692	12,796	53,488
Land - Consumer Lot Loans	14,285	37,125	11,015	11,015	10,771	21,786
Multi-Family	63,379	210,589	86,729	86,729	127,289	214,018
Commercial Real Estate	69,139	343,172	73,027	73,027	106,906	179,933
Commercial & Industrial	241,257	1,020,296	413,615	413,615	347,969	761,584
HELOC	23,823	101,399	22,111	22,111	24,864	46,975
Consumer	854	8,580	552	552	932	1,484

Purchased Loans (including acquisitions)	$—	$—	$—	$—	$—	$—

Net Loan Fee and Discount Accretion	$4,190	$14,057	$4,925	$4,925	$4,918	$9,843

Repayments
Loans	$1,064,259	$3,638,622	$1,301,419	$1,301,419	$1,203,182	$2,504,601
MBS	113,715	323,689	142,509	142,509	120,852	263,361

MBS Premium Amortization	$2,277	$6,684	$2,535	$2,535	$2,292	$4,827

Efficiency
Operating Expenses/Average Assets	1.75%	1.73%	2.02%	2.02%	1.94%	1.98%
Efficiency Ratio (%) (a)	53.08%	52.09%	57.05%	57.05%	59.34%	58.19%
Amortization of Intangibles	$510	$2,040	$495	$495	$552	$1,047
(a) Efficiency ratio for the three months ended December 31, 2019 and six months ended March 31, 2020 excludes the impact of $31.6 million gain on sales of fixed assets and $5.9 million impairment charge on computer hardware and software.

EOP Numbers
Shares Issued and Outstanding	78,841,463		78,107,870		75,706,100

Share repurchase information
Remaining shares authorized for repurchase	7,966,761		7,052,600		4,628,987
Shares repurchased	570,480	4,065,837	914,161	914,161	2,423,613	3,337,774
Average share repurchase price	$34.92	$30.46	$36.62	$36.62	$32.43	$33.58

Washington Federal, Inc.
Fact Sheet
March 31, 2020
($ in Thousands)

Tangible Common Book Value	As of 09/19		As of 12/19		As of 03/20
$ Amount	$1,723,748		$1,740,432		$1,674,990
Per Share	21.86		22.28		22.12

# of Employees	1,971		2,001		2,060

Investments
Available-for-sale:
Agency MBS	$982,560		$928,934		$1,073,165
Other	503,182		566,652		619,882
	$1,485,742		$1,495,586		$1,693,047
Held-to-maturity:
Agency MBS	$1,443,480		$1,360,693		$920,255
	$1,443,480		$1,360,693		$920,255

	As of 09/19		As of 12/19		As of 03/20
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,835,194	43.8%	$5,702,071	42.5%	$5,582,244	41.5%
Construction	2,038,052	15.3	2,174,313	16.2	2,204,283	16.4
Construction - Custom	540,741	4.1	538,234	4.0	547,731	4.1
Land - Acquisition & Development	204,107	1.5	203,043	1.5	197,010	1.5
Land - Consumer Lot Loans	99,694	0.7	97,097	0.7	96,579	0.7
Multi-Family	1,422,674	10.7	1,436,715	10.7	1,467,231	10.9
Commercial Real Estate	1,631,170	12.3	1,643,099	12.3	1,717,535	12.8
Commercial & Industrial	1,268,695	9.5	1,352,738	10.1	1,371,128	10.2
HELOC	142,178	1.1	141,274	1.1	145,761	1.1
Consumer	129,883	1.0	115,829	0.9	105,147	0.8
	13,312,388	100%	13,404,413	100%	13,434,649	100%
Less:
Allowance for Loan Losses (ALL)	131,534		132,513		139,501
Loans in Process	1,201,341		1,312,282		1,289,812
Net Deferred Fees, Costs and Discounts	48,938		54,757		31,095
Sub-Total	1,381,813		1,499,552		1,460,408
	$11,930,575		$11,904,861		$11,974,241

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,782,749	48.5%	$5,648,066	47.4%	$5,540,043	46.3%
Construction	1,125,093	9.4	1,148,283	9.6	1,196,345	10.0
Construction - Custom	252,148	2.1	256,346	2.2	268,033	2.2
Land - Acquisition & Development	151,289	1.3	144,368	1.2	143,435	1.2
Land - Consumer Lot Loans	97,184	0.8	94,610	0.8	94,250	0.8
Multi-Family	1,410,030	11.8	1,423,419	12.0	1,455,245	12.1
Commercial Real Estate	1,612,005	13.5	1,623,352	13.6	1,698,540	14.2
Commercial & Industrial	1,232,581	10.3	1,313,672	11.0	1,331,519	11.1
HELOC	140,552	1.2	139,592	1.2	144,141	1.2
Consumer	126,944	1.1	113,153	1.0	102,690	0.9
	$11,930,575	100%	$11,904,861	100%	$11,974,241	100%

Washington Federal, Inc.
Fact Sheet
March 31, 2020
($ in Thousands)

	As of 09/19			As of 12/19			As of 03/20
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$5,502,418	45.9%	80	$5,438,457	45.6%	80	$5,418,762	44.8%	80
Idaho	867,250	7.2	24	862,667	7.2	24	873,164	7.2	24
Oregon	2,337,401	19.5	46	2,356,456	19.7	46	2,436,763	20.2	46
Utah	345,208	2.9	10	350,825	2.9	10	318,227	2.6	10
Nevada	384,491	3.2	11	390,282	3.3	11	399,659	3.3	11
Texas	178,152	1.5	6	165,717	1.4	6	174,066	1.5	6
Arizona	1,352,365	11.3	31	1,331,320	11.2	31	1,401,451	11.6	31
New Mexico	1,023,479	8.5	26	1,036,414	8.7	26	1,066,328	8.8	26
Total	$11,990,764	100%	234	$11,932,138	100%	234	$12,088,420	100%	234

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$1,621,343	13.5%		$1,593,392	13.4%		$1,664,707	13.8%
Interest Checking	1,984,576	16.6		2,125,878	17.8		2,210,387	18.3
Savings	753,574	6.3		748,505	6.3		759,604	6.3
Money Market	2,724,308	22.7		2,847,346	23.8		3,029,341	25.0
Time Deposits	4,906,963	40.9		4,617,017	38.7		4,424,381	36.6
Total	$11,990,764	100%		$11,932,138	100%		$12,088,420	100%

Deposits greater than $250,000 - EOP	$3,609,961			$3,746,958			$3,953,908

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$1,125,888	1.81%		$930,883	1.88%		$925,549	1.79%
From 4 to 6 months	943,094	1.88%		936,979	1.79%		927,835	1.79%
From 7 to 9 months	739,826	2.00%		715,509	2.00%		875,111	1.61%
From 10 to 12 months	663,487	2.04%		794,676	1.68%		809,660	1.61%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Single-Family Residential	$25,271	74.9%		$23,014	76.5%		$22,859	70.1%
Construction	—	—		—	—		3,353	10.3
Construction - Custom	—	—		—	—		—	—
Land - Acquisition & Development	169	0.5		86	0.3		82	0.3
Land - Consumer Lot Loans	246	0.7		334	1.1		408	1.2
Multi-Family	—	—		—	—		—	—
Commercial Real Estate	5,835	17.3		5,557	18.5		4,374	13.4
Commercial & Industrial	1,292	3.8		467	1.5		470	1.4
HELOC	907	2.7		630	2.1		1,064	3.3
Consumer	11	—		1	—		—	—
Total non-accrual loans	33,731	100%		30,089	100%		32,610	100%
Real Estate Owned	6,781			6,339			5,463
Other Property Owned	3,314			3,314			3,314
Total non-performing assets	$43,826			$39,742			$41,387

Non-accrual loans as % of total net loans	0.28%			0.25%			0.27%
Non-performing assets as % of total assets	0.27%			0.24%			0.24%

Washington Federal, Inc.
Fact Sheet
March 31, 2020
($ in Thousands)

	As of 09/19		As of 12/19		As of 03/20
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$111,886	92.0%	$102,164	92.2%	$97,025	93.2%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	90	0.1	86	0.1	82	0.1
Land - Consumer Lot Loans	3,714	3.1	3,556	3.2	3,418	3.3
Multi-Family	385	0.3	380	0.3	316	0.3
Commercial Real Estate	4,168	3.4	3,238	2.9	1,883	1.8
Commercial & Industrial	425	0.3	411	0.4	396	0.4
HELOC	949	0.8	942	0.8	843	0.8
Consumer	60	—	58	0.1	56	0.1
Total restructured loans	$121,677	100%	$110,835	100%	$104,019	100%

Restructured loans were as follows:
Performing	$116,659	95.9%	$106,380	96.0%	$101,076	97.2%
Non-performing (b)	5,018	4.1	4,455	4.0	2,943	2.8
Total restructured loans	$121,677	100%	$110,835	100%	$104,019	100%
(b) Included in "Total non-accrual loans" above.

	AMOUNT	CO % (c)	AMOUNT	CO % (c)	AMOUNT	CO % (c)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$(405)	(0.03)%	$(246)	(0.02)%	$(192)	(0.01)%
Construction	(100)	(0.02)	(54)	(0.01)	(5)	—
Construction - Custom	1,634	1.21	—	—	—	—
Land - Acquisition & Development	(2,308)	(4.52)	(1,449)	(2.85)	(126)	(0.26)
Land - Consumer Lot Loans	14	0.06	60	0.25	(399)	(1.65)
Multi-Family	—	—	(498)	(0.14)	—	—
Commercial Real Estate	(152)	(0.04)	(270)	(0.07)	(1,007)	(0.23)
Commercial & Industrial	1,117	0.35	(94)	(0.03)	72	0.02
HELOC	(1)	—	(93)	(0.26)	(1)	—
Consumer	139	0.43	65	0.22	(130)	(0.49)
Total net charge-offs (recoveries)	$(62)	—%	$(2,579)	(0.08)%	$(1,788)	(0.05)%
(c) Annualized Net Charge-offs (recoveries) divided by Gross Balance.

Interest Rate Risk
NPV post 200 bps shock (d)		13.9%		13.9%		12.1%
Change in NII after 200 bps shock (d)		1.3%		0.7%		1.9%
(d) Assumes no balance sheet management actions taken.

Washington Federal, Inc.
Fact Sheet
March 31, 2020
($ in Thousands)

Historical CPR Rates (e)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

3/31/2018	12.1%	13.3%
6/30/2018	13.0%	12.0%
9/30/2018	12.3%	12.0%
12/31/2018	10.4%	10.3%
3/31/2019	9.3%	9.4%
6/30/2019	13.8%	11.4%
9/30/2019	18.2%	16.9%
12/31/2019	22.0%	21.7%
3/31/2020	19.8%	19.7%

(e) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
March 31, 2020
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	September 30, 2019			December 31, 2019			March 31, 2020
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$11,966,994	$144,480	4.79%	$11,942,498	$142,146	4.72%	$11,905,574	$138,549	4.67%
Mortgage-backed securities	2,489,843	17,231	2.75	2,360,374	15,612	2.62	2,194,479	14,341	2.62
Cash & investments	794,183	6,060	3.03	776,633	5,425	2.77	951,719	5,281	2.23
FHLB & FRB Stock	132,390	1,665	4.99	124,568	1,641	5.23	122,320	1,447	4.74

Total interest-earning assets	15,383,410	169,436	4.37%	15,204,073	164,824	4.30%	15,174,092	159,618	4.22%
Other assets	1,177,871			1,189,996			1,204,060
Total assets	$16,561,281			$16,394,069			$16,378,152

Liabilities and Equity
Customer accounts	$11,887,819	33,640	1.12%	$11,888,167	31,481	1.05%	$11,919,451	28,638	0.96%
FHLB advances	2,460,000	15,624	2.52	2,264,457	13,658	2.39	2,208,242	13,368	2.43
Other borrowings	—	—	—	—	—	—	77	—	—

Total interest-bearing liabilities	14,347,819	49,264	1.36%	14,152,624	45,139	1.27%	14,127,770	42,006	1.19%
Other liabilities	183,055			202,675			207,358
Total liabilities	14,530,874			14,355,299			14,335,128
Stockholders’ equity	2,030,407			2,038,770			2,043,024
Total liabilities and equity	$16,561,281			$16,394,069			$16,378,152

Net interest income		$120,172			$119,685			$117,612

Net interest margin (1)			3.12%			3.15%			3.10%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
March 31, 2020
Delinquency Summary
($ in Thousands)

TYPE OF LOANS			AMOUNT OF LOANS	# OF LOANS				% based		% based
	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $
March 31, 2020
Single-Family Residential	23,219	240	$5,582,243	41	21	74	136	0.59%	$26,192	0.47%
Construction	529	2,336	1,235,731	—	—	2	2	0.38	3,353	0.27
Construction - Custom	993	273	270,880	—	—	—	—	—	—	—
Land - Acquisition & Development	115	1,327	152,623	1	—	—	1	0.87	394	0.26
Land - Consumer Lot Loans	1,109	87	96,580	2	2	6	10	0.90	784	0.81
Multi-Family	1,103	1,330	1,467,208	1	—	—	1	0.09	356	0.02
Commercial Real Estate	989	1,737	1,717,535	2	3	7	12	1.21	4,642	0.27
Commercial & Industrial	1,837	746	1,371,128	16	—	11	27	1.47	2,288	0.17
HELOC	3,086	47	145,761	4	2	10	16	0.52	1,052	0.72
Consumer	3,134	34	105,148	42	29	10	81	2.58	584	0.56
	36,114	336	$12,144,837	109	57	120	286	0.79%	$39,645	0.33%

December 31, 2019
Single-Family Residential	23,645	241	$5,702,058	45	15	77	137	0.58%	$26,386	0.46%
Construction	507	2,346	1,189,457	—	1	—	1	0.20	1,415	0.12
Construction - Custom	1,018	255	259,944	—	—	—	—	—	—	—
Land - Acquisition & Development	132	1,166	153,942	2	1	—	3	2.27	886	0.58
Land - Consumer Lot Loans	1,135	86	97,097	4	1	8	13	1.15	462	0.48
Multi-Family	1,106	1,299	1,436,693	1	—	—	1	0.09	137	0.01
Commercial Real Estate	996	1,650	1,643,099	1	1	7	9	0.90	4,692	0.29
Commercial & Industrial	1,793	754	1,352,738	16	2	7	25	1.39	289	0.02
HELOC	3,049	46	141,274	10	2	9	21	0.69	1,382	0.98
Consumer	3,336	35	115,829	33	14	12	59	1.77	581	0.50
	36,717	329	$12,092,131	112	37	120	269	0.73%	$36,230	0.30%

September 30, 2019
Single-Family Residential	24,196	241	$5,835,186	34	16	84	134	0.55%	$25,947	0.44%
Construction	524	2,223	1,164,889	—	—	—	—	—	—	—
Construction - Custom	1,044	245	255,505	—	—	—	—	—	—	—
Land - Acquisition & Development	137	1,177	161,194	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,141	87	99,694	4	2	5	11	0.96	778	0.78
Multi-Family	1,125	1,265	1,422,652	—	—	—	—	—	—	—
Commercial Real Estate	994	1,641	1,631,171	1	1	7	9	0.91	5,662	0.35
Commercial & Industrial	1,829	694	1,268,695	—	—	12	12	0.66	867	0.07
HELOC	3,041	47	142,178	10	1	13	24	0.79	1,460	1.03
Consumer	3,520	37	129,883	41	12	12	65	1.85	656	0.51
	37,551	323	$12,111,047	90	32	133	255	0.68%	$35,370	0.29%